UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2005 (August 8, 2005)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

4955 Avalon Ridge Pkwy, Suite 300 Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES

Item 1.01.          Entry Into a Material Definitive Agreement.

On August 8, 2005, SpectRx, Inc. ("SpectRx") entered into a warrant agreement (the "Warrant Agreement") with certain of its investors (the "Investors") to change certain of the terms of warrants to purchase 657,000 shares of SpectRx common stock held by the Investors. The Warrant Agreement was entered into pursuant to a bridge financing term sheet (the "Term Sheet") executed in June 2005. Although the bridge financing was not completed, the provisions of the Term Sheet provided, in the event of termination of the bridge financing by SpectRx, for amendment to the terms of  warrants held by the Investors. Pursuant to the Warrant Agreement and the amended and restated warrants (each, a "Warrant," and collectively, the "Warrants") issued thereunder, the exercise price for each Warrant was changed to $1.50, the term of each Warrant was extended for an additional 5 years and anti dilution provisions equivalent to those for SpectRx's series A preferred stock were added to each Warrant. In addition to these changes and in settlement of a dispute that arose in connection with the Term Sheet, the Warrant Agreement also provides that, if certain initial financing is obtained for SpectRx's wholly owned subsidiary, Guided Therapeutics, Inc. ("GT," and such initial financing, the "GT Financing"), two of the Investors (the "GT Financing Investors") will receive warrants (each, a "GT Warrant," and collectively, the "GT Warrants") to purchase an aggregate number of shares of GT common stock owned by SpectRx equal to 7.5% of the outstanding GT common stock as of the closing of the GT Financing. The Warrant Agreement further provides that if, prior to the GT Financing, SpectRx licenses or sells it cervical cancer detection technology, SpectRx will remit to the GT Financing Investors an aggregate of 7.5% of the net proceeds of such license or sale. The investors have pre-existing relationships with SpectRx, including the ownership of an aggregate of approximately 6.5% of SpectRx's common stock. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Warrant Agreement and the forms of Warrant and GT Warrant, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, hereto and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(a)     Financial statements of business acquired.

    Not applicable.

(b)     Pro forma financial information.

    Not applicable.

(c)      Exhibits.

     The following exhibits are filed or furnished with this report:

Exhibit No.	Exhibit Description

4.1	Warrant Agreement dated as of August 8, 2005, by and among SpectRx, Inc. and the Investors.
4.2	Form of Amended and Restated Warrant
4.3	Form of GT Warrant

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ MARK A. SAMUELS
	By:	Mark A. Samuels
CEO & CFO

Date: August 12, 2005.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Warrant Agreement dated as of August 8, 2005, by and among SpectRx, Inc. and the Investors.
4.2	Form of Amended and Restated Warrant
4.3	Form of GT Warrant